                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
      [  ] Preliminary Proxy Statement      [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  Integra, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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
     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                 INTEGRA, INC.
                               1060 FIRST AVENUE
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 2001

                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of Integra, Inc. (the "Company") will be held on Tuesday, June 26, 2001, at 9:00 a.m., local time, in the Conestoga Room at the Radisson Hotel, 1160 First Avenue, King of Prussia, Pennsylvania 19406, to consider and act upon the following matters:

     1. To elect four directors, each to hold office until the end of his respective term and until the election and qualification of his successor;

     2. To approve the adoption of the Company's 2001 Employee Stock Purchase Plan;

     3. To ratify the selection of Ernst & Young LLP as the Company's independent accountants for 2001; and

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 29, 2001 are entitled to notice of and to vote at the Annual Meeting, and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Jack N. Brown
                                          Secretary

May 15, 2001

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR VOTE CAN BE RECORDED. THE ENVELOPE DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                                  Integra Logo
                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 2001
                            ------------------------

     This Proxy Statement is being furnished to the stockholders of Integra, Inc. (the "Company") in connection with the 2001 Annual Meeting of Stockholders of the Company to be held on June 26, 2001 and any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m., local time, in the Conestoga Room at the Radisson Hotel, 1160 First Avenue, King of Prussia, Pennsylvania 19406. This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about May 15, 2001.

     Execution and return of the enclosed Proxy are being solicited by and on behalf of the Board of Directors of the Company for the purposes set forth in the foregoing notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by the Company. Proxies may be solicited, without extra compensation, by officers and employees of the Company by mail, telephone, telefax, personal interviews and other methods of communication.

                          VOTING AT THE ANNUAL MEETING

RECORD DATE; PROXIES; VOTE REQUIRED

     Only stockholders of record at the close of business on April 29, 2001 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, the Company had outstanding 10,138,552 shares of common stock, $.01 par value (the "Common Stock"). The Company has no class or series of stock outstanding other than the Common Stock. For purposes of the votes on all proposals set forth below, a quorum is necessary before business may be transacted at the Annual Meeting except that, even if a quorum is not present, the stockholders present in person or by proxy shall have the power to adjourn the meeting until a quorum is present. Each stockholder is entitled to one vote for each share of Common Stock owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

     If properly signed and returned to the Company and not revoked, the accompanying Proxy will be voted in accordance with the instructions it contains. If your proxy is signed and returned without directions, the persons named in the Proxy will vote the shares represented thereby for the election of those directors named herein, for the adoption of the 2001 Employee Stock Purchase Plan, for the ratification of Ernst & Young LLP as the Company's accountants for 2001 and as recommended by the Board on any other matter brought before the Annual Meeting.

     Any Proxy may be revoked at any time before it is exercised by providing written notice to the Secretary of the Company. The casting of a ballot at the Annual Meeting by a stockholder who may theretofore have given a Proxy will not have the effect of revoking that Proxy unless the stockholder so notifies the Secretary of the Company in writing at any time prior to the voting of the shares represented by the Proxy.

     Election as a director requires a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Approval of the adoption of the Company's 2001 Employee Stock Purchase Plan and the ratification of Ernst & Young as the Company's accountants requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

     For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, abstentions and broker non-votes (i.e., shares held by a broker or nominee that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) will be counted as shares that are present for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of a nominee or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. Broker non-votes will be treated as shares that are unvoted and not present on such proposals. With regard to proposals other than the election of directors, such broker non-votes will have no effect on the outcome of such proposals.

                            I. ELECTION OF DIRECTORS

     The Board of Directors is presently composed of four members. Each of the nominees for election was previously elected to the Board of Directors by the Company's stockholders. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The four directors set forth below are each nominated for election for a term of office that will continue until the next annual meeting or until his successor has been elected and qualified.

     It is the intention of each of the persons named in the accompanying Proxy to vote the shares represented thereby in favor of the four nominees listed in the following table, except to the extent otherwise instructed by Proxy. Each nominee is presently serving as a director. In case any of the nominees is unable or declines to serve, the persons named in the accompanying Proxy reserve the right to vote the shares represented by Proxy for another person duly nominated by the Board of Directors in his stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve.

INFORMATION WITH RESPECT TO NOMINEES

     Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

     ERIC E. ANDERSON, PH.D., age 50, has been the Chief Executive Officer of the Company since November 1999 and a director of the Company since October 1998. From October 1998 to November 1999, Dr. Anderson was the President and Chief Operating Officer of the Company. Dr. Anderson joined the Company in June 1997 and served as President and Chief Executive Officer of the Company's behavioral managed care operation until September 1998. From January 1997 to June 1997, Dr. Anderson served as a consultant in the managed behavioral health and information technology industries. From February 1994 to December 1996, Dr. Anderson was an Executive Vice President and General Manager for Medco Behavioral Care Corp. From May 1991 to January 1994, Dr. Anderson served as Senior Vice President for College Health Enterprises. Prior to that time, he managed the behavioral healthcare operation of PacifiCare, a California-based Health Maintenance Organization. Dr. Anderson is a licensed psychologist and has over 20 years of behavioral health care experience.

     SHAWKAT RASLAN, age 49, has been a director of the Company since February 1994 and has served as Chairman of the Board of Directors since November 1999. Mr. Raslan serves as President and Chief Executive Officer of International Resources Holdings, Inc., an asset management and investment advisory service. He has held these positions since 1983. Mr. Raslan serves as a director of Access Worldwide Communications, Inc., a pharmaceutical marketing services organization.

     ELLIOT SAINER, age 55, has been a director of the Company since May 1999. Mr. Sainer has been the President and Chief Executive Officer of Aspen Education Group, Inc., which provides educational programs that promote academic and personal growth to youth and their families, since he founded the organization in August 1998. From July 1989 to May 1998, Mr. Sainer served as President and Chief Executive Officer of College Health Enterprises, a regional healthcare system that owns and operates hospitals and long-term care facilities in southern California.

     CHARLES HENRI-WEIL, age 64, has been a director of the Company since December 1999. Mr. Weil has served as Chairman and Chief Executive Officer of Intergestion, an investment banking company based in France, since June 1989. From 1990 until December 2000, Mr. Weil also was a self-employed financial consultant based in Paris, France. He serves as a director of certain European companies, including Dawnay Day & Co. Ltd. (Great Britain), Europeenne de Distribution Luxembourg and Europeenne des metaux Luxembourg, an industrial conglomerate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NOMINEE.

             II. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

     The stockholders will be asked to consider and vote upon a proposal to approve and adopt the Company's 2001 Employee Stock Purchase Plan (the "Plan"). The Plan was approved by the Company's Board of Directors on March 6, 2001, subject to approval by the stockholders of the Company.

     The following is a summary of the terms of the Plan and of certain tax effects for employees that participate in the Plan, as well as for the Company. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit A. To the extent that there is a conflict between the summary and the Plan, the terms of the Plan govern.

PURPOSE

     The purpose of the Plan is to attract employees to the Company, to induce employees to remain with the Company and to encourage them to increase their efforts to make the Company's business more successful by providing equity-based incentives to eligible employees of the Company. The Plan is intended to comply with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

EFFECTIVE DATE OF THE PLAN

     If approved by the stockholders, the Plan will become effective on October 1, 2001.

ELIGIBILITY

     The Plan is open to all employees of the Company whose customary employment is for more than 20 hours per week and for more than 5 months per year, who do not own more than 5% or more of the total combined voting power or value or all classes of stock or the Company or any subsidiary, and who have completed at least 6 months of service with the Company. Any employee who is a member of a collective bargaining unit is excluded from participating in the Plan if the collective bargaining agent determines that employees in the collective bargaining unit will not participate in the Plan. As of April 9, 2001, there were approximately 106 employees eligible to participate in the Plan. The Company currently cannot determine which of its employees will participate in the Plan.

ADMINISTRATION

     The Plan is administered by a committee appointed by the Board of Directors (the "Committee"). The Committee has the authority and power to make, adopt, construe and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee also has the authority to interpret and make decisions under the Plan, and all such interpretations and decisions are final and conclusive. The Committee has the fullest discretion permissible under law in the discharge of its duties under the Plan.

SHARES AVAILABLE UNDER THE PLAN

     A total of 500,000 shares of Common Stock are available for issuance and purchase under the Plan. The Committee may adjust the number of shares authorized under the Plan and the purchase price for any such shares to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company. Shares of Common Stock delivered under the Plan may be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. As of April 26, 2001, the closing price of a share of Common Stock on the American Stock Exchange was $.72.

PURCHASES OF STOCK

     To enroll in the Plan, a participant must elect a percentage of his or her compensation, from 1% to 10%, in 1% increments (with a minimum of $10 per paycheck), to be withheld on an after-tax basis. For these purposes, compensation means the participant's base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to reductions made in connection with 401(k) plans or plans described in Section 125 of the Code.

     Except as described below, payroll withholding elections may be made or changed by participant effective as of any election date. An election date is the date 30 days prior to the beginning of each purchase period or such other date as the Committee may specify. The first purchase period will begin on the effective date of the Plan and end on December 31, 2001 and, unless otherwise provided by the Committee, each such successive purchase period will be six months in duration and begin on each January 1 and July 1 thereafter. Participants may voluntarily cease participation in the Plan at any time by filing a notice of cessation of participation at such time in advance of the last day of the purchase period (the "purchase date") as determined by the Committee. If a participant terminates employment with the Company or otherwise ceases to be an eligible employee, such participant's participation in the Plan will automatically terminate. Any participant who withdraws from the Plan or otherwise ceases participation in the Plan may request a distribution of all amounts held for the participant under the Plan. An employee who withdraws from the Plan may again elect to participate in the Plan on any future election date, provided that the individual is an eligible employee.

     On the purchase date, any amounts withheld from a participant's compensation for purposes of the Plan will be used to purchase the greatest number of whole shares of Common Stock that can be purchased with such amounts. The purchase price for the Common Stock will be set, unless the Committee determines otherwise, at the lesser of (i) 85% of the fair market value of the Common Stock on the first day of the purchase period, or (ii) 85% of the fair market value of the Common Stock on the purchase date.

     The Code limits the aggregate fair market value of Common Stock that participants may purchase under the Plan during any calendar year to $25,000.

     As determined by the Committee, Common Stock purchased under the Plan may be issued to the participants in certificated form, credited to an individual securities account maintained by a brokerage firm that has been selected by the Committee, or credited to an individual securities account maintained by a bank or trust company firm that has been selected by the Committee.

COSTS OF THE PLAN

     The Company will pay the administrative costs associated with the operation of the Plan, but is not responsible for brokerage commissions that result from sales of Common Stock at the instruction of a participant.

WITHHOLDING; DISQUALIFYING DISPOSITIONS

     The Company may require that participants pay to the Company federal, state, local and other taxes it is required to withhold with respect to purchases and sales of Common Stock under the Plan. The Company may also deduct those amounts from the participants wages or compensation. If shares of Common Stock are disposed of in a disposition that does not satisfy the holding period requirements of Section 423 of the Code (generally, as discussed below, two years from the beginning of the applicable purchase period), the employee must notify the Company.

AMENDMENT AND TERMINATION OF THE PLAN; STOCKHOLDER APPROVAL

     The Board of Directors may amend the Plan at any time. However, any amendment for which stockholder approval is required under Section 423 of the Code, must be submitted to the stockholders for approval.

     The Board of Directors may terminate the Plan any time. If not otherwise terminated by the Board of Directors or pursuant to the terms of the Plan, the Plan will terminate on the tenth anniversary of its effective date.

FEDERAL INCOME TAX CONSEQUENCES

     The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. The Plan is not intended to qualify under section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974. This description of the federal income tax consequences of the Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state and local tax consequences. All affected individuals should consult their own advisors regarding their own situation.

     Under the Code as currently in effect, a participant in the Plan will not be deemed to have recognized income, nor will the Company be entitled to a deduction, upon the participant's purchase of Common Stock under the Plan. Instead, a participant will recognize income when he or she sells or otherwise disposes of the Common Stock or upon his or her death.

     If a participant sells Common Stock purchased under the Plan more than two years after the date on which the option to purchase the Common Stock was granted and more than one year after the purchase of the Common Stock (the holding period), a portion of the participant's gain will be ordinary income and a portion will be capital gain. The participant will be taxed at ordinary income tax rates on the excess of the value of the Common Stock when the option was granted over the purchase price (i.e., the discount), or, if less, the entire gain on the sale. The participant will have additional capital gain or loss equal to the difference, if any, between the proceeds of the sale and the participant's basis in the Common Stock (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the Common Stock is held by the participant. The Company will not be entitled to any tax deduction with respect to a sale by a participant after the holding period.

     If a participant sells Common Stock before the expiration of the holding period, the participant generally will be taxed at ordinary income tax rates to the extent that the value of the Common Stock, when purchased, exceeded the purchase price. The Company will be entitled to a corresponding deduction. The participant will have additional capital gain or loss on the difference between the proceeds of the sale and the participant's basis in the Common Stock (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the Common Stock is held by the participant.

     The estate of a participant who dies while holding Common Stock purchased under the Plan will recognize ordinary income in the year of the participant's death in an amount equal to the excess of the value of the Common Stock when the option was granted over the purchase price, or, if less, the amount by which the fair market value of the Common Stock on the date of death exceeds the purchase price.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

       III. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Ernst & Young LLP ("Ernst & Young") to serve as independent accountants for the Company for 2001. The Board of Directors considers Ernst & Young to be eminently qualified.

     PricewaterhouseCoopers LLP audited the Company's financial statements for the fiscal year ended December 31, 2000. The Company dismissed
PricewaterhouseCoopers LLP on April 11, 2000.

     Although it is not required to do so, the Board of Directors is submitting its selection of the Company's accountants for ratification at the Annual Meeting in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

     It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                               IV. OTHER MATTERS

     The Board of Directors of the Company does not know of any other matter that may be brought before the Annual Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the enclosed Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                          MATTERS CONCERNING DIRECTORS

COMMITTEES AND MEETINGS

     During 2000, the Board of Directors of the Company met nine times. Each of the current nominees for director attended at least 75% of the meetings of the Board of Directors and meetings of any committees of the Board on which such person served that were held during the time that such person served.

     The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors does not have a Nominating Committee.

     The members of the Compensation Committee are Shawkat Raslan, who serves as Chairman, Elliot Sainer and Charles Henri-Weil. The Compensation Committee makes recommendations to the full Board of Directors as to the compensation of senior management and administers the Integra, Inc. 1994 Stock Option Plan and the Integra, Inc. 1999 Stock Option Plan and determines the persons who are eligible to receive options and the number of shares of Common Stock subject to each option. The Compensation Committee met on two occasions during 2000.

     The members of the Audit Committee are Elliot Sainer, who serves as Chairman, Shawkat Raslan, and Charles Henri-Weil. The Audit Committee acts as a liaison between the Board of Directors and the independent auditors and is authorized to review the independence and performance of the Company's independent auditors and to recommend to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of internal accounting controls and monitors other corporate and financial policies. The Audit Committee held three meetings in 2000.

DIRECTOR COMPENSATION ARRANGEMENTS

     Directors of the Company do not receive an annual retainer. Directors do, however, receive $2,000 for each Board meeting or Committee meeting attended in person and $1,000 for each Board meeting or Committee meeting attended via telephone. The Chairman of the Board of Directors receives compensation equal to twice the per meeting compensation set forth above.

     From time to time the Chief Executive Officer may request, with the approval of the Board of Directors, specific assistance from a particular director. The compensation of such director for additional services provided will be considered on a case by case basis and will be granted only with Board approval. No directors currently are being compensated under such an arrangement.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

     The Board of Directors will consider nominees for directors recommended by stockholders. There are no specified formal procedures for submitting such recommendations. Recommendations may be addressed to the Chief Executive Officer, Integra, Inc., 1060 First Avenue, King of Prussia, Pennsylvania 19406.

                             EXECUTIVE COMPENSATION

COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information for the fiscal years ended December 31, 2000, 1999 and 1998 concerning the compensation of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2000 (the "Named Executive Officers").

                                                                          LONG TERM
                                                                        COMPENSATION
                                             ANNUAL COMPENSATION    ---------------------
                                             --------------------   SECURITIES UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    SALARY      BONUS            OPTIONS          COMPENSATION(1)
---------------------------           ----   ---------   --------   ---------------------   ----------------
Eric E. Anderson, Ph.D. ............  2000   $242,525    $50,000           500,000              $19,897
  Chief Executive Officer             1999   $239,385    $75,000                --                   --
                                      1998   $200,000    $60,000           200,000                   --
Jack N. Brown(2)....................  2000   $ 92,707    $30,000            30,000              $ 2,800
  Chief Financial Officer             1999         --         --                --                   --
                                      1998         --         --                --                   --
Phyllis Greenwald, M.D.(3)..........  2000   $150,923         --            25,000                   --
  Medical Director                    1999         --         --                --                   --
                                      1998         --         --                --                   --

---------------
(1) Amounts disclosed in this column include: (a) auto allowances paid to Dr. Anderson and Mr. Brown of $12,408 and $2,800, respectively; (b) $4,615 paid to Dr. Anderson for unused time off; and (c) $2,874 paid by the Company in connection with the maintenance of a personal phone line, fax line and computer at Dr. Anderson's residence.

(2) Mr. Brown joined the Company on May 15, 2000.

(3) Dr. Greenwald joined the Company on February 23, 2000 and resigned on February 23, 2001.

OPTION GRANTS

     The following table sets forth stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                            POTENTIAL
                               ---------------------------------------------------------       REALIZABLE
                                                                                                VALUE AT
                                                                                                 ASSUMED
                                                                                             ANNUAL RATES OF
                                                                                                  STOCK
                                                                                                  PRICE
                                                                                            APPRECIATION FOR
                                                                                               OPTION TERM
                                                                                           -------------------
NAME                             NUMBER         PERCENT OF       EXERCISE     EXPIRATION      5%        10%
----                               OF             TOTAL             OR           DATE      --------   --------
                               SECURITIES      OPTIONS/SARs        BASE       ----------
                               UNDERLYING       GRANTED TO         PRICE
                               OPTION/SARs      EMPLOYEES           PER
                                 GRANTED            IN           SHARE(2)
                               -----------     FISCAL YEAR      -----------
                                                 2000(1)
                                             ----------------
Eric E. Anderson, Ph.D. .....    500,000           77.0            $.625       7/31/10     $196,756   $499,625
Jack N. Brown................     30,000            4.6            $.625       7/31/10     $ 11,805   $ 29,977
Phyllis Greenwald, M.D.(3)...     25,000            3.9            $.625       7/31/10     $  9,838   $ 24,981

---------------
(1) During Fiscal Year 2000, options to purchase 649,000 shares of Common Stock were granted to 23 employees.

(2) The exercise price of the options granted was equal to the closing price of a share of Common Stock on the date of grant.

(3) Dr. Greenwald resigned from the Company on February 23, 2001. Accordingly, pursuant to the terms of the Company's 1999 Stock Option Plan, Dr. Greenwald's options expired 30 days after the termination of her employment.

(4) Options generally become exercisable in 4 equal annual installments commencing on the date of grant. As provided in his employment agreement, Dr. Anderson's option vests as follows: 25% on the date of grant and an additional 25% on each of November 17, 2000, November 17, 2001 and November 17, 2002.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information regarding the number and value of options held by the Named Executive Officers at December 31, 2000. During the fiscal year ended December 31, 2000, none of the Named Executive Officers exercised any options to purchase Common Stock.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                   SHARES                      DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                              EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Eric E. Anderson, Ph.D. .......      --          --         295,000        430,000        $62,500        $62,500
Jack N. Brown..................      --          --          15,000         15,000        $ 3,750        $ 3,750
Phyllis Greenwald, M.D.(2).....      --          --          12,500         12,500        $ 3,125        $ 3,125

---------------
(1) In-the-money options are those for which the fair market value of the underlying Common Stock exceeds the exercise price of the option. The value of in-the-money options is determined in accordance with Securities and Exchange Commission regulations by subtracting the aggregate exercise price of the option from the aggregate year-end value of the underlying Common Stock.

(2) Dr. Greenwald resigned from the Company on February 23, 2001. Accordingly, pursuant to the terms of the Company's 1999 Stock Option Plan, Dr. Greenwald's options expired 30 days after the termination of her employment.

CERTAIN EMPLOYMENT ARRANGEMENTS

     Dr. Anderson was employed by the Company during fiscal year 2000 under an employment agreement that Dr. Anderson entered into on November 17, 1999, which provided for Dr. Anderson to serve as Chief Executive Officer of the Company (the "Agreement"). Pursuant to the Agreement, Dr. Anderson received a base salary in 1999 at a rate of $240,000 per annum, with performance-based merit increases to be determined by the Board of Directors upon its annual review of Dr. Anderson's salary. In addition, Dr. Anderson has the opportunity to earn an annual bonus of up to 75% of his base salary, which bonus is determined within the first 90 days of each calendar year for the prior year. The Agreement also provided for Dr. Anderson to receive a grant of options to purchase an aggregate of 500,000 shares of Common Stock under the Company's 1999 Stock Option Plan as promptly as practicable after the execution of the Agreement. The options were granted on June 27, 2000, following the approval by the Company's stockholders of the Integra, Inc. 1999 Stock Option Plan. The options will become fully vested upon a change of control (as defined in the Agreement).

     Under the Agreement, Dr. Anderson may be terminated by the Company at any time for due cause (as defined in the Agreement). In the event of such termination, or termination due to incapacity, the Company is required to pay Dr. Anderson the amount of his salary that had accrued, but was not paid, at the time of his termination. The Company may also terminate Dr. Anderson at any time for any reason it deems appropriate. After such a termination, however, the Company would be required to pay Dr. Anderson severance in the form of salary continuation for twelve months following such termination. If the termination occurs within six months of a change in control (as defined in the Agreement), Dr. Anderson would be entitled to an amount equal to 12 months' salary paid to him in a lump sum on the date of his termination, as well as the continuation of health, disability and life insurance benefits for 12 months following his termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     On March 30, 2000, in return for his commitment to provide the Company with a line of credit of up to $2 million, Charles Henri-Weil, a director of the Company who serves on the Compensation Committee, received a commitment from the Company to issue to him a warrant to purchase 50,000 shares of Common Stock. In addition, the Company's commitment provided that if the Company was unable to secure a replacement line of credit for Mr. Weil's line of credit by June 30, 2000, Mr. Weil would be granted an additional warrant to purchase 50,000 shares of Common Stock on the same terms and conditions as described above. The issuance of the warrants was conditioned upon stockholder approval at the 2000 Annual Meeting. The Company's stockholders approved the issuance of the warrants at the 2000 Annual Meeting and the Company issued a warrant to purchase 50,000 shares of Common Stock at an exercise price of $.625 per share to Mr. Weil on June 27, 2000. In addition, because the Company failed to secure a replacement line of credit for Mr. Weil's line of credit by June 30, 2000, the Company issued to Mr. Weil on June 30, 2000 a second warrant to purchase 50,000 shares of Common Stock at an exercise price of $.6875 per share. Each of the warrants has a 10-year term.

                      REPORT OF THE COMPENSATION COMMITTEE

     The report of the Compensation Committee documents the Committee's policies regarding executive officer compensation. The Company's philosophy and objectives in setting compensation are: (i) to offer levels of compensation which are competitive with those offered by other companies in similar businesses; (ii) to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals; (iii) to link compensation with the Company's financial performance; and (iv) to align the interests of the Company's executives with the interests of the Company's stockholders.

     There are three major components to executive compensation at the Company: base salary, bonus and stock options.

BASE SALARY

     Base salary is determined by level of responsibility, individual performance and Company performance, as well as by the need to provide a competitive package that allows the Company to recruit and retain key executives. After reviewing individual and Company performance and salaries at companies of similar size, the Chief Executive Officer makes recommendations to the Compensation Committee concerning officers' salaries. The Compensation Committee reviews and, with any changes it deems appropriate, approves these recommendations.

EXECUTIVE OFFICER BONUSES

     Bonuses are paid to the Company's executive officers based upon both their individual performance and the Company's financial performance. Amounts that may be earned by an executive officer as bonus compensation, expressed as a percentage of base salary, are generally agreed upon with the executive officer at the commencement of his employment, subject to annual review by the Chief Executive Officer of the Company in consultation with the Compensation Committee. Bonuses, which are paid annually, range from 10% to 75% of an employee's annual base salary. Depending on the provisions of the executive officer's employment agreement, between 30% and 75% of the employee's bonus will be based upon the financial performance of the Company. The remaining portion of an executive officer's bonus is based upon the achievement of personal performance goals which are set by the Chief Executive Officer of the Company in consultation with the Compensation Committee in the following areas: patient care efficiency, employee retention, management objectives and personal objectives.

STOCK OPTIONS

     During 2000, the Company granted 555,000 stock options under the Integra, Inc. 1999 Stock Option Plan to executive officers of the Company. The Company did not grant any stock options under the 1994 Stock Option Plan during 2000 (together with the 1999 Stock Option Plan, the "Plans"). The primary purpose of the Plans is to align the interests of the Company's key employees, including its executive officers, more closely with the interests of the Company's stockholders by offering these key employees an opportunity to benefit from increases in the market price of the Common Stock. The Plans provide long-term incentives that will enable the Company to attract and retain key employees by encouraging their ownership of Common Stock. The Plans are administered by the Compensation Committee of the Board of Directors, which determines the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Compensation Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company.

                                          COMPENSATION COMMITTEE

                                          Shawkat Raslan, Chairman
                                          Elliot Sainer
                                          Charles Henri-Weil

April 27, 2001

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Appendix A). The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Elliot Sainer (Chair)
                                          Shawkat Raslan
                                          Charles Henri-Weil

April 27, 2001

                              CERTAIN TRANSACTIONS

     See "Compensation Committee Interlocks and Insider Participation."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The stockholders (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of the Company's Common Stock as of April 29, 2001, each director and each Named Executive Officer and all directors and executive officers of the Company as a group, and their respective stockholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

                                                                                    PERCENT OF
                                                              NUMBER OF SHARES     COMMON STOCK
NAME AND ADDRESS                                              OF COMMON STOCK     OUTSTANDING(1)
----------------                                              ----------------    --------------
Charles Henri-Weil(2)(3)....................................     1,196,600             11.7
  8/Rue Cortambert
  Paris, France 75116
Eric E. Anderson, Ph.D.(3)(4)...............................       315,000              3.0
Shawkat Raslan(3)...........................................        73,500                *
Elliot Sainer(3)(5).........................................        13,250                *
Jack N. Brown(3)(6).........................................        32,000                *
Phyllis Greenwald, M.D. ....................................            --                *
Directors and executive officers as a group (6
  Persons)(3)...............................................     1,630,350             15.4

---------------
 *  Less than one percent (1%).

(1) Applicable percentage ownership is based on 10,138,552 shares of Common Stock outstanding on April 29, 2001. Shares of Common Stock issuable upon the exercise of stock options exercisable currently or within 60 days of April 29, 2001 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's beneficial ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 629,900 shares held indirectly by Mr. Weil through Compania Financeria Tassarina S.A., a Panama corporation, of which Mr. Weil is the sole shareholder.

(3) Includes with respect to Mr. Weil 12,500 shares, Dr. Anderson 295,000 shares, Mr. Raslan 25,000 shares, Mr. Sainer 6,250 shares and Mr. Brown 27,500 shares, all of which shares are subject to presently exercisable options. Also includes, with respect to Mr. Weil, 100,000 shares underlying presently exercisable warrants to purchase Common Stock.

(4) Includes 4,000 shares owned by a trust for the benefit of Dr. Anderson's son.

(5) Includes 5,000 shares owned by Mr. Sainer's daughter.

(6) Includes 4,500 shares owned by a trust for the benefit of Mr. Brown's mother.

                               PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of the Company's Common Stock to the AMEX Market Value Index and to the NASDAQ Health Services Index for the period from December 31, 1995 to December 31, 2000. Effective July 14, 1997, the Company's Common Stock was listed on the American Stock Exchange and, accordingly, the Company has selected the AMEX Market Value Index as an appropriate index for this graph. The graph assumes that $100 was invested in each of the Company's Common Stock, the AMEX Market Value Index, and the NASDAQ Health Services Index on December 31, 1995 and that all dividends were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG INTEGRA, INC., THE AMEX MARKET VALUE INDEX
                      AND THE NASDAQ HEALTH SERVICES INDEX

                                  [LINE GRAPH]

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

--------------------------------------------------------------------------------
                                        Cumulative Total Return
                       ---------------------------------------------------------
                        12/95     12/96     12/97     12/98     12/99     12/00
--------------------------------------------------------------------------------
 INTEGRA, INC.         100.00     40.54     27.03     13.51     18.25      8.79
 AMEX MARKET VALUE     100.00    101.59    127.06    136.38    174.22    179.02
 NASDAQ HEALTH
  SERVICES             100.00     99.86    102.46     86.85     69.88     95.80

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and owners of greater than 10 percent of the Common Stock are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports filed.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2000, the Company's officers and directors and owners of more than 10 percent of the Common Stock complied with their respective filing requirements under Section 16(a).

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP ("PwC") audited the Company's financial statements for the fiscal year ended December 31, 2000. On April 11, 2001, the Company dismissed PwC as its independent public accountants. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and was approved by the Company's Board of Directors on April 11, 2001. PwC's reports on the Company's financial statements for each of the past two years contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years in the period ended December 31, 2000, and during the period from January 1, 2001 through and including April 11, 2001, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     During the Company's two most recent fiscal years in the period ended December 31, 2000, and during the period from January 1, 2001 through and including April 11, 2001, PwC did not advise the Company that: (a) internal controls necessary for the Company to develop reliable financial statements did not exist; (b) information had come to PwC's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management; (c) PwC needed to expand significantly the scope of its audit, or that information had come to PwC's attention that, if further investigated, might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, or cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or (d) that information had come to PwC's attention it had concluded materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the most recent audited financial statements and the issue was not resolved to PwC's satisfaction prior to its dismissal.

     A representative of PwC will not be present at the Annual Meeting.

     The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ended December 31, 2001, subject to ratification by the Company's stockholders. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

     During the Company's two most recent fiscal years in the period ended December 31, 2000 and during the period from January 1, 2001 through and including April 11, 2001, neither the Company, nor anyone acting on its behalf, has consulted the newly engaged accountant regarding either: (a) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement with the former accountant or a reportable event.

AUDIT FEES

     The aggregate fees billed for professional services rendered by PwC for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the year ended December 31, 2000 were $94,000. There were no fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual or quarterly financial statements for the year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for professional services rendered by PwC during fiscal year 2000 relating to financial information systems design and implementation. There were no fees billed for professional services rendered by Ernst & Young during fiscal year 2000 relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees billed for all other services rendered by PwC during fiscal year 2000, other than the services referred to above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," were $15,000, and such other fees were primarily related to corporate income tax compliance. There were no other fees billed for any other services rendered by Ernst & Young during fiscal year 2000.

     After considering the provision of services encompassed within the above disclosures about fees (under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees"), the Audit Committee has determined that the provision of such services is compatible with maintaining PwC's independence.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company by January 1, 2002 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting. In the event that a stockholder fails to notify the Company by January 1, 2002 of an intent to be present at the Company's 2002 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretion and vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

                                          By Order of the Board of Directors,

                                          Jack N. Brown
                                          Secretary

May 15, 2001

                                                                      APPENDIX A

                                 INTEGRA, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Review financial information to be provided to stockholders and others.

     - Monitor the integrity of the Company's financial reporting processing and systems of internal controls.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee may retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of at least three directors, each of whom shall be independent, as determined by the Board of Directors and in accordance with the applicable provisions of the Rules of the American Stock Exchange LLC applicable to the American Stock Exchange. Audit Committee members also shall satisfy the qualification requirements of the American Stock Exchange for audit committee membership.

     The Board of Directors shall appoint the members of the Audit Committee. If the Chairman of the Audit Committee is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

     In fulfilling its responsibilities, the Audit Committee is expected to perform the following procedures:

        1. Review and reassess the Charter of the Audit Committee at least annually and recommend to the Board of Directors, as appropriate, amendments to the Charter.

        2. Review the Company's annual audited financial statements prior to filing or distribution. In conducting its review, the Audit Committee should discuss the following matters with management and the independent auditors:

           a. The independent auditors' audit of the financial statements and its report thereon.

           b. Any significant changes required in the independent auditors' audit plan.

           c. Any significant difficulties encountered during the course of the audit (including any restriction on the scope of work or access to required information).

           d. Any significant disagreement among management and the independent auditors in connection with preparation of the financial statements.

           e. Other matters related to the conduct of the audit which are communicated to the Audit Committee under generally accepted auditing standards.

        3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

        4. Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

  Duties Relating to the Independent Auditors

     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the stockholders. Accordingly, the Audit Committee is expected to perform the following activities with, or as they relate to, the independent auditors:

        5. Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

        6. Approve the fees and other significant compensation to be paid to the independent auditors.

        7. On an annual basis, the Committee should review, and discuss with the independent auditors, all significant relationships the independent auditors have with the Company that could impair the auditors' independence. This review should include, without limitation, the following:

           a. Receiving a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Statement No. 1.

           b. Actively engaging in a dialog with the independent auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the independent auditor.

        8. Review the independent auditors audit plan. This review should include a discussion of scope, staffing, locations, reliance upon management and general audit approach.

        9. Prior to releasing the year-end earnings, discuss, out of the presence of management, the results of the audit with the independent auditors. The discussion should include the matters set forth in item 2, as well as the following:

           a. The adequacy of the Company's internal controls, including computerized information system controls and security.

           b. Any related significant findings and recommendations of the independent auditor together with management's responses to them.

           c. The independent auditor's judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Without limiting the foregoing, the Audit Committee is expected to inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

  Other Audit Committee Responsibilities

        10. Recommend to the Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

        11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's proxy statement relating to the annual meeting of stockholders.

        12. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

        13. Maintain minutes of meetings and periodically report to the Board of Directors on its activities.

                                                                       EXHIBIT A

                                 INTEGRA, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN

     The purpose of the Integra, Inc. 2001 Employee Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase the common stock of Integra, Inc. (the "Company"). The Board of Directors of the Company believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company. The Plan must be approved by the stockholders of the Company within 12 months after the date on which the Plan is adopted.

                                   ARTICLE I

                                  DEFINITIONS

     Sec. 1.01 "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     Sec. 1.02 "CODE" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

     Sec. 1.03 "COMMITTEE" means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 5.04.

     Sec. 1.04 "COMPANY" means Integra, Inc., a Delaware corporation, or any successor by merger or otherwise.

     Sec. 1.05 "COMPENSATION" means a Participant's base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to any compensation reductions made in connection with plans described in sections 401(k) or 125 of the Code.

     Sec. 1.06 "EFFECTIVE DATE" shall mean October 1, 2001.

     Sec. 1.07 "ELECTION DATE" means 30 days before the Effective Date and 30 days before each subsequent January 1 and July 1 thereafter, or such other dates as the Committee shall specify. The first Election Date for the Plan shall be 30 days before the Effective Date.

     Sec. 1.08 "ELIGIBLE EMPLOYEE" means each employee of the Employer:

          (i) Who is employed by the Employer as an employee (and not as an independent contractor),

          (ii) Whose customary employment is for more than 20 hours per week and for more than five months per year,

          (iii) Who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and

          (iv) Who has completed at least six months of service with the Employer, including any period of service with any predecessor business unit acquired by the Employer (whether by asset purchase, stock purchase, merger or otherwise).

Notwithstanding the foregoing, however, that the term "Eligible Employee" shall not include an employee who is a member of a collective bargaining unit if the collective bargaining agent has determined that employees in such collective bargaining unit will not participate in the Plan, during any period in which such election not to participate is in effect. A collective bargaining agent's election not to authorize participation in the Plan shall remain in effect until the collective bargaining agent affirmatively elects to authorize such participation, by giving proper written notice to the Company. A collective bargaining agent's election to authorize participation in the Plan shall be made prospectively and with sufficient notice to permit appropriate implementation by the Company.

     Sec. 1.09 "EMPLOYER" means the Company and each Subsidiary.

     Sec. 1.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

     Sec. 1.11 "MARKET VALUE" means the last price for the Stock as reported on the principal market on which the Stock is traded for the date of reference. If there was no such price reported for the date of reference, "Market Value" means the last reported price for the Stock on the day next preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value as determined by the Committee.

     Sec. 1.12 "PARTICIPANT" means each Eligible Employee who elects to participate in the Plan.

     Sec. 1.13 "PLAN" means the Integra, Inc. 2001 Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

     Sec. 1.14 "PLAN YEAR" means each calendar year during which the Plan is in effect.

     Sec. 1.15 "PURCHASE AGREEMENT" means the instrument prescribed by the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by the Company. The Purchase Agreement is intended to evidence the Company's offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein.

     Sec. 1.16 "PURCHASE DATE" means the last day of each Purchase Period.

     Sec. 1.17 "PURCHASE PERIOD" means each six-month period or other period specified by the Committee, beginning on or after the Effective Date, during which the Participant's Stock purchase is funded through payroll deduction accumulations. The initial Purchase Period shall begin on the Effective Date and continue until December 31, 2001, and thereafter, unless the Committee determines otherwise, each Purchase Period shall be each six-month period that begins on January 1 and July 1.

     Sec. 1.18 "PURCHASE PRICE" means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 3.03.

     Sec. 1.19 "STOCK" means the common stock of the Company.

     Sec. 1.2 "SUBSIDIARY" means any present or future corporation which (i) constitutes a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participating entity in the Plan by the Committee. Unless the Committee specifically designates otherwise, a Canadian or other foreign subsidiary shall not be considered a Subsidiary for purposes of the Plan, and employees of such a subsidiary shall not be Eligible Employees.

                                   ARTICLE II

                           ADMISSION TO PARTICIPATION

     Sec. 2.01 Initial Participation. An Eligible Employee may elect to participate in the Plan and may become a Participant effective as of any Election Date, by executing and filing with the Committee a Purchase Agreement at such time in advance of the Election Date as the Committee shall prescribe. The Purchase Agreement shall remain in effect until it is modified through discontinuance of participation under Section 2.02 or a change under Section 3.05.

     Sec. 2.02 Discontinuance of Participation.

     (a) A Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the Purchase Date as the Committee shall prescribe. A Participant who ceases contributions during a Purchase Period may not make additional contributions to the Plan during the Purchase Period. The Participant may again elect to participate in the Plan on the next Election Date, if the Participant is then an Eligible Employee.

The Participant who ceases contributions during a Purchase Period may request payment of any funds held in his or her account under the Plan. Any funds remaining in the Participant's account on the Purchase Date shall be used to purchase Stock pursuant to Section 3.04, if the Participant remains an Eligible Employee.

     (b) If a Participant ceases to be an Eligible Employee, his or her participation automatically shall cease, no further purchase of Stock shall be made for the Participant, and the Participant may request payment of any funds held in his or her account under the Plan.

     Sec. 2.03 Readmission to Participation. Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Committee a new Purchase Agreement. Reinstatement to Participant status shall be effective as of any Election Date, provided the Participant files a new Purchase Agreement with the Committee at such time in advance of the Election Date as the Committee shall prescribe.

                                  ARTICLE III

                           STOCK PURCHASE AND RESALE

     Sec. 3.01 Reservation of Shares. There shall be 500,000 shares of Stock reserved for issuance or transfer under the Plan, subject to adjustment in accordance with Section 4.02. Except as provided in Section 4.02, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

     Sec. 3.02 Limitation on Shares Available.

     (a) The maximum number of shares of Stock that may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole shares of Stock that can be purchased by applying the full balance of the Participant's withheld funds to the purchase of shares of Stock at the Purchase Price, or (b) the Participant's proportionate part of the maximum number of shares of Stock available under the Plan, as stated in Section 3.01.

     (b) Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any offering under the Plan would be deemed for purposes of section 423(b)(3) of the Code to own stock (including any number of shares of Stock that such person would be entitled to purchase under the Plan) possessing five percent or more of the total combined voting power or value of all classes of stock of Company, the maximum number of shares of Stock that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock that such person is deemed to own (excluding any number of shares of Stock that such person would be entitled to purchase under the Plan), is one less than such five percent. Any amounts withheld from a Participant's compensation that cannot be applied to the purchase of Stock by reason of the foregoing limitation shall be returned to the Participant as soon as practicable.

     (c) A Participant may not purchase shares of Stock having an aggregate Market Value of more than $25,000, determined at the beginning of each Purchase Period, for any calendar year in which one or more offerings under this Plan are outstanding at any time, and a Participant may not purchase a share of Stock under any offering after the expiration of the Purchase Period for the offering.

     Sec. 3.03 Purchase Price of Shares.

     (a) Unless the Committee determines otherwise, the Purchase Price per share of the Stock to be sold to Participants under the Plan shall be the lower of:

          (i) 85% of the Market Value of such share on the first day of the Purchase Period, or

          (ii) 85% of the Market Value of such share on the Purchase Date.

     (b) The Committee may determine that the Purchase Price shall be the Market Value, or a percentage of the Market Value, on either of the first day of the Purchase Period or the Purchase Date, or the lower of such values, so long as the percentage shall not be lower than 85% of such Market Value.

     Sec. 3.04 Exercise of Purchase Privilege.

     (a) As of the first day of each Purchase Period, each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in
Section 3.03. The option shall continue in effect through the Purchase Date for the Purchase Period. Subject to the provisions of Section 3.02 above, on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire not to make such purchase.

     (b) Subject to the provisions of Section 3.02, there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of whole shares of Stock as can be purchased with the amounts withheld from the Participant's Compensation during the Purchase Period. Each such purchase shall be deemed to have occurred on the Purchase Date occurring at the close of the Purchase Period for which the purchase was made. Any amounts that are withheld from a Participant's Compensation in a Purchase Period and that remain after the purchase of whole shares of Stock on a Purchase Date will be held in the Participant's account, without interest, and applied on the Participant's behalf to purchase Stock on the next Purchase Date.

     Sec. 3.05 Payroll Deductions. Each Participant shall authorize payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Purchase Agreement. In the Purchase Agreement, each Participant shall authorize an after-tax payroll deduction from each payment of Compensation during the Purchase Period in integral percentage amounts ranging from 1% to 10% of such Participant's Compensation, with a minimum deduction of $10 per paycheck. A Participant may change the deduction to any permissible level effective as of any Election Date. A change shall be made by filing with the Committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the Committee shall prescribe.

     Sec. 3.06 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's authorized payroll deductions. All funds received or held by the Company under the Plan are general assets of the Company, shall be held free of any trust or other restriction, and may be used for any corporate purpose.

     Sec. 3.07 Share Ownership; Issuance of Certificates.

     (a) The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares of Stock. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee.

     (b) The Committee, in its sole discretion, may determine that shares of Stock shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of shares of Stock purchased by the Participant, (ii) issuing and delivering certificates for the number of shares of Stock purchased to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or (iii) issuing and delivering certificates for the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant's share interests in the Stock. Each certificate or account, as the case may be, may be in the name of the Participant or, if he or she so designates on the Participant's Purchase Agreement, in the Participant's name jointly with the Participant's spouse, with right of survivorship, or in such other form as the Committee may permit.

     (c) The Committee, in its sole discretion, may impose such restrictions or limitations as it shall determine on the resale of Stock, the issuance of individual stock certificates or the withdrawal from any stockholder accounts established for a Participant.

     (d) If, under Section 3.07(b), certificates for Stock are held for the benefit of the Participant, any dividends payable with respect to shares of Stock credited to a stockholder account of a Participant will, at the Participant's election, either be (i) reinvested in shares of Stock and credited to the Participant's account (with fractional shares credited in cash) or (ii) paid directly to the Participant. If dividends are reinvested in shares of Stock, such reinvestment shall be made based on the Market Value of the Stock at the date of the reinvestment, with no discount from Market Value.

     Sec. 3.08 Distribution of Shares or Resale of Stock.

     (a) A Participant may request a distribution of shares of Stock purchased for the Participant under the Plan or order the sale of such shares at any time by making a request in such form and at such time as the Committee shall prescribe.

     (b) If a Participant terminates his or her employment with the Employer or otherwise ceases to be an Eligible Employee, the Participant shall receive a distribution of his or her shares of Stock held in any stockholder account established pursuant to Section 3.07(b), unless the Participant elects to have the shares of Stock sold in accordance with such procedures as the Committee shall prescribe.

     (c) If a Participant is to receive a distribution of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in whole shares of Stock. Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.

                                   ARTICLE IV

                              SPECIAL ADJUSTMENTS

     Sec. 4.01 Shares Unavailable. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares of Stock then available for purchase under the Plan, the following events shall occur:

          (a) The number of shares of Stock that would otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

          (b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

     Sec. 4.02 Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 3.01, and the calculation of the Purchase Price per share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

     Sec. 4.03 Effect of Certain Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any offering hereunder shall pertain to and apply to the shares of stock of the Company. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board determines otherwise, and the balance of any amounts withheld from a Participant's Compensation which have not by such time been applied to the purchase of Stock shall be returned to the Participant.

                                   ARTICLE V

                                 MISCELLANEOUS

     Sec. 5.01 Non-Alienation. Except as set forth below, the right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime and may not be assigned or otherwise transferred by the Participant. If a Participant dies, unless the executor, administrator or other personal representative of the deceased Participant directs otherwise, any amounts previously withheld from the Participant's Compensation during the Purchase Period in which the Participant dies shall be used to purchase Stock on the Purchase Date for the Purchase Period. After that Purchase Date, there shall be delivered to the executor, administrator or other personal representative of the deceased Participant all shares of Stock and such residual amounts as may remain to the Participant's credit under the Plan.

     Sec. 5.02 Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

     Sec. 5.03 No Interest. No interest shall be payable with respect to amounts withheld under the Plan.

     Sec. 5.04 Committee. The Board of Directors shall appoint the Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, requests for distribution of shares, and all other notices required hereunder. The Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Committee's interpretations and decisions with respect to the Plan shall be final and conclusive.

     Sec. 5.05 Withholding of Taxes; Notification of Transfer.

     (a) All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or the Company may deduct from the Participant's wages or other compensation the amount of any withholding taxes due with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

     (b) A Participant shall be required to advise the Committee immediately if the Participant transfers (by sale, gift or other manner) any shares of Stock acquired under the Plan within two years after the beginning of the Purchase Period in which the Stock is purchased.

     Sec. 5.06 Amendment of the Plan. The Board of Directors may, at any time and from time to time, amend the Plan in any respect, except that any amendment that is required to be approved by the stockholders under section 423 of the Code shall be submitted to the stockholders of the Company for approval.

     Sec. 5.07 Expiration and Termination of the Plan. The Plan shall continue in effect for ten years from the Effective Date, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Directors. The Board of Directors shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts withheld from the Participant's Compensation which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

     Sec. 5.08 No Employment Rights. Participation in the Plan shall not give an employee any right to continue in the employment of an Employer, and shall not affect the right of the Employer to terminate the employee's employment at any time, with or without cause.

     Sec. 5.09 Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

     Sec. 5.10 Notice. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective only when received by the Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the Company's corporate headquarters, or such other address as the Committee may designate. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

     Sec. 5.11 Government Regulation. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

     Sec. 5.12 Internal Revenue Code and ERISA Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Code. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

     Sec. 5.13 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

     Sec. 5.14 Severability of Provisions, Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware to the extent such laws are not in conflict with, or superseded by, federal law.

                            --FOLD AND DETACH HERE--
--------------------------------------------------------------------------------

                                 INTEGRA, INC.
            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JUNE 26, 2001
                                  COMMON STOCK

The undersigned, a stockholder of INTEGRA, INC., does hereby appoint ERIC E. ANDERSON, PH.D and SHAWKAT RASLAN, or either of them, with full power of substitution, his proxies, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, June 26, 2001 at 9:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Annual Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Annual Meeting.

              (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)

                          --FOLD AND DETACH HERE--
--------------------------------------------------------------------------------
A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

             THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH ITEM.

                            FOR
                     all the nominees          WITHHOLD
                     listed (except as        AUTHORITY
                       marked to the     to vote for all the
                      contrary below)      nominees listed
1. Election of              [ ]                  [ ]              NOMINEES: Eric E. Anderson, Ph.D.
   Directors                                                                Charles Henri-Weil
                                                                            Shawkat Raslan
                                                                            Elliot Salner

For, except vote withheld from the following nominee(s):

------------------------------------------------------------------

                                                                       FOR      AGAINST     ABSTAIN
2. Proposal to approve the Integra, Inc. 2001 Employee                 [ ]        [ ]         [ ]
   Stock Purchase Plan

3. Ratification of appointment of Ernst & Young LLP as                 [ ]        [ ]         [ ]
   independent accountants for 2001.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF ITEMS 1 THROUGH 3, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.




SIGNATURE(S)                                    (L.S.)  DATED            , 2001
            ------------------------------------             ------------

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) above exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full title when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.